UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2012

Green Innovations Ltd. (f/k/a Winecom, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54221	26-2944840
(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2000, Miami, FL	33130
(Address of Principal Executive Offices)	(Zip Code)

(305) 423-7185
(Registrant’s telephone number, including area code)

(Form name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 14, 2012, the board of directors of the Company adopted the Green Innovations Ltd. 2012 Stock Option Plan (“SOP”).  The SOP provides for the issuance of 10,000,000 stock options for common stock of the Company.  The stock options, once issued, have a five year life.  The exercise price shall be set no lower than 100% of the fair market price.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Green Innovations Ltd. 2012 Stock Option Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN INNOVATIONS LTD.

Date: November 23, 2012	By:	/s/ Bruce Harmon
Bruce Harmon
Chief Executive Office

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